ADVANCES FROM FEDERAL HOME LOAN BANK	6 Months Ended
Mar. 31, 2013
Banking and Thrift [Abstract]
ADVANCES FROM FEDERAL HOME LOAN BANK
9.
  ADVANCES FROM FEDERAL HOME LOAN BANK

Advances from the FHLB totaled $340,000, $483,000 and $570,000 at March 31, 2013 (unaudited), September 30, 2012 and 2011, respectively. These advances were obtained in connection with the Bank’s participation in a community housing program and range in maturity from fiscal years 2012 through 2015.

The advances are collateralized by all of the Bank’s holdings of FHLB stock, U.S. government and agency investment securities held by the Bank and substantially all qualifying first mortgage loans held by the Bank. At March 31, 2013 (unaudited) and September 30, 2012, the Bank had the ability to obtain $135.0 million and $115.6 million, respectively, of additional FHLB advances.